UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2016

Dominion Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	46-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Dominion Midstream Partners, LP (the “Partnership”) on December 1, 2016 (the “Original Filing”), the Partnership closed the acquisition of Questar Pipeline, LLC (successor by statutory conversion to and formerly known as Questar Pipeline Company) (“Questar Pipeline”) from QPC Holding Company, a wholly owned subsidiary of Dominion Resources, Inc., on December 1, 2016. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing to provide certain financial statements of Questar Pipeline and to provide unaudited pro forma financial information of the Partnership in connection with this acquisition.

No other modifications to the Original Filing are being made by this amendment.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Audited Consolidated Financial Statements and Schedule of Questar Pipeline, LLC at December 31, 2015 and 2014 and for the three years ended December 31, 2015, together with the related notes to the financial statements, listed as Exhibit 99.1 and incorporated herein by reference.

Unaudited Consolidated Financial Statements of Questar Pipeline at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of the Partnership at September 30, 2016 and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23	Consent of Ernst & Young LLP (filed herewith).

99.1	Audited Consolidated Financial Statements and Schedule of Questar Pipeline, LLC at December 31, 2015 and 2014 and for the three years ended December 31, 2015, together with the related notes to the financial statements (Item 8. Financial Statements and Supplementary Data for Questar Pipeline, LLC, Questar Pipeline, LLC Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed February 18, 2016, File No. 000-14147). Questar Pipeline’s Annual Report is included in a combined filing with the Annual Reports of Dominion Questar Corporation (formerly known as Questar Corporation) and Questar Gas Company; information related to such affiliated entities is not considered to be a component of the Audited Financial Statements of Questar Pipeline.

99.2	Unaudited Consolidated Financial Statements of Questar Pipeline at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015, together with the related notes to the financial statements (filed herewith).

99.3	Unaudited Pro Forma Consolidated Financial Statements of Dominion Midstream Partners, LP at September 30, 2016 and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

	By:	Dominion Midstream GP, LLC,
its general partner

Date: December 15, 2016

	By:	/s/ James R. Chapman
		Name:	James R. Chapman
		Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Ernst & Young LLP (filed herewith).

99.1	Audited Consolidated Financial Statements and Schedule of Questar Pipeline, LLC at December 31, 2015 and 2014 and for the three years ended December 31, 2015, together with the related notes to the financial statements (Item 8. Financial Statements and Supplementary Data for Questar Pipeline, LLC, Questar Pipeline, LLC Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed February 18, 2016, File No. 000-14147). Questar Pipeline’s Annual Report is included in a combined filing with the Annual Reports of Dominion Questar Corporation (formerly known as Questar Corporation) and Questar Gas Company; information related to such affiliated entities is not considered to be a component of the Audited Financial Statements of Questar Pipeline.

99.2	Unaudited Consolidated Financial Statements of Questar Pipeline at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015, together with the related notes to the financial statements (filed herewith).

99.3	Unaudited Pro Forma Consolidated Financial Statements of Dominion Midstream Partners, LP at September 30, 2016 and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 (filed herewith).

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